UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2015

VWR Funding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Radnor Corporate Center Building One, Suite 200 100 Matsonford Road Radnor, PA 19087
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
Re-election of Directors
Pursuant to a written consent in lieu of a meeting dated May 12, 2015, the parent company of VWR Funding, Inc. (the “Company”), VWR Corporation, re-elected all members of the Company’s Board of Directors, consisting of Nicholas W. Alexos, Robert L. Barchi, Edward A. Blechschmidt, Manuel Brocke-Benz, Thompson Dean, Robert P. DeCresce, Pamela Forbes Lieberman, Harry M. Jansen Kraemer, Jr., Carlos del Salto, Timothy P. Sullivan and Robert J. Zollars.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: May 13, 2015	By:	/s/ Douglas J. Pitts
		Name:	Douglas J. Pitts
		Title:	Vice President and Corporate Controller